Exhibit 10.1

AMENDMENT TO

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE MEMBERSHIP COLLECTIVE GROUP, INC.

2021 EQUITY AND INCENTIVE PLAN

WHEREAS, Membership Collective Group, Inc. (the “Company”) previously made a grant of a restricted stock award to the undersigned (the “Holder”) pursuant to the terms and conditions of the Membership Collective Group, Inc. 2021 Equity and Incentive Plan (the “Plan”), and the terms of an award agreement, dated as of 19 July 2021 with respect to 260,577 of Stock (the “Award Agreement”); and

WHEREAS, the Company and the Holder desire to amend the Award Agreement in accordance with the terms and conditions of this Amendment (this “Amendment”).

NOW, THEREFORE, BE IT RESOLVED, that the Award Agreement is hereby amended as follows, effective as of 28 September 2022:

1.
Section 4 of the Award Agreement is hereby amended in its entirety to read as follows:

Restriction Period and Vesting. The Company and the Holder agree that 195,433 of Stock out of the total Award of 260,577 has vested as at the date of this Amendment. Except as otherwise provided in the Plan or in section 2.7 of the Settlement Agreement, by and between Holder and SoHo House UK Limited, dated 28 September 2022, the remaining Award of 65,144 shall vest in four equal installments of 16,286 on each of 1 October 2022, 1 November 2022, 1 January 2023 and 1 April 2023 (each, a “Vesting Date”). The period of time prior to the vesting shall be referred to herein as the “Restriction Period”. The Company and the Holder agree that for the avoidance of doubt, the vesting of the Award in accordance with this Section 4 is not conditional on the employment or engagement of the Holder by the Company, any Subsidiary or any Affiliate and in the event that this conflicts with the provisions of Plan, this Section 4 shall control. The vesting schedule set out in the Restricted Stock Award Notice dated 19 July 2021 and accepted and signed by the Holder on 20 August 2021 shall be amended and construed in accordance with this Section 4.

2.
Except as set forth in this Amendment, the terms and conditions of the Award Agreement as in effect immediately prior to the date hereof shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

MEMBERSHIP COLLECTIVE GROUP, INC.

By: /s/ Andrew Carnie

Print Name: Andrew Carnie

HOLDER

Signature: /s/ Martin Kuczmarski

Print Name: Martin Kuczmarski